Exhibit 32.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Epolin, Inc. (the "Company") on Form 10-KSB for the period ended February 28, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 24, 2007          By:  /s/ Greg Amato
                                   Greg Amato, Chief Executive
                                   Officer
                                   (Principal Executive Officer)


Dated:  May 24, 2007          By:  /s/ James Ivchenko
                                   James Ivchenko,
                                   President (Principal Financial
                                   Officer)